Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Sam Knipper, Chief Financial Officer of Change Agents Corporation (the “Company”), hereby certifies that based on the undersigned’s knowledge:

(1) The Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2026	/s/ Sam Knipper
Sam Knipper
Chief Financial Officer (Principal Financial and Accounting Officer)